UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

CAPSTONE GREEN ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15957	20-1514270
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

On June 28, 2024, Capstone Green Energy Holdings, Inc. (“Holdings”) entered into the First Amendment (the “First Amendment”) to the Note Purchase Agreement, dated December 7, 2023 (the “NPA”) by and among Capstone Green Energy LLC (the “Company”), Holdings and Capstone Turbine Financial Services, LLC, as guarantors (the “Guarantors”), Goldman Sachs Specialty Lending Group, L.P., as collateral agent (the “Collateral Agent”) for the Purchasers from time to time party thereto. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the NPA, as amended by the First Amendment.

The First Amendment provides for: (i) the amendment of the Adjusted EBITDA financial covenant to (a) allow adjustment for costs related to the restatement of, or other adjustments to, the financial statements of Holdings’ for the period beginning on the Closing Date and ending at the end of the 2025 Fiscal Year and (b) the Adjusted EBITDA financial covenant to be first tested at the quarter ended September 30, 2024, (ii) the amendment of the Minimum Consolidated Liquidity financial covenant to (a) reduce the Minimum Consolidated Liquidity to $1,000,000 from September 30, 2024 to March 30, 2025 and (b) defer the testing of the Minimum Consolidated Liquidity financial covenant to September 30, 2024 and (iii) the extension of the deadline for the delivery of Holdings and its Subsidiaries’ audited financial statements for the fiscal year ended March 31, 2024 (the “fiscal 2024 financial statements”) to September 27, 2024 and the removal of the covenant that the fiscal 2024 financial statements be accompanied by a report and opinion of an independent certified public accountant which is not subject to any “going concern” or like qualification.

The foregoing description of the First Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment, which is filed herewith as Exhibit 4.1 and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1

First Amendment to Note Purchase Agreement, dated as of June 28, 2024, by and among Capstone Green Energy Holdings, Inc., Capstone Green Energy LLC, Capstone Turbine Financial Services, LLC, Goldman Sachs Specialty Lending Group, L.P. and the Purchaser party thereto.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY HOLDINGS, INC.

Date: June 28, 2024	By:	/s/ John J. Juric
Name: John J. Juric
Title: Chief Financial Officer